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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 19, 2001
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                                (Date of Report)


                                 April 19, 2001
                    ----------------------------------------
                        (Date of Earliest Event Reported


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                      1-4085                  04-1734655
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

784 Memorial Drive, Cambridge, Massachusetts                           02139
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  (Address of principal executive offices)                           (Zip Code)

                                  781-386-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On April 19, 2001, Polaroid Corporation issued a press release that announced the results of operations for the quarter ended April 1, 2001. A copy of the press release is attached as Exhibit 99.1.


ITEM 7(c).  EXHIBITS

Exhibit 99.1 Polaroid Corporation press release dated April 19, 2001, announcing the results of operations for the quarter ended April 1, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POLAROID CORPORATION
                                               (Registrant)
                                          By:    /s/ LOUISE L. CAVANAUGH
                                                 -----------------------------
                                                 Louise L. Cavanaugh
                                                 Senior Corporate Attorney and
                                                   Assistant Secretary

                                          Dated: April 19, 2001
                                                 -----------------------------